Exhibit 99.2

 LISTED  CORR  NYSE  Capital Link Master Limited PartnershipInvesting ForumJeff Fulmer, Senior Vice PresidentMarch 3, 2016

 This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.  Disclaimer

Direct Access to Energy Infrastructure

REIT STRATEGY

- Own infrastructure assets critical to tenant / customer operations
- Enter into long-term leases with predictable base rents having inflationary protection
- Collect rents that have priority, and are reflected as necessary tenant / customer operating expense
- Deliver total returns of 8-10% on assets derived from base rents, participating rents and new acquisitions







REIT STRUCTURE SUITABILITY

- 1099 infrastructure access for institutional, tax exempt and non-US investors (no K-1, UBTI or ECI)
- REITs are not investment companies, but are eligible to be owned by investment companies

Capital Link MLP Investing Forum | March 3, 2016 CorEnergy Infrastructure Trust (NYSE: CORR) | 3

Broadened Investor Suitability


MLPs
Market Cap: ~$390 Bn[1,4]
35%
65%
CORR[2]
38%
62%
REITs
Market Cap: ~$851 Bn[1,3]
20%
80%
Retail & Insider
Institutional

1) "The Research Magazine Guide to Master Limited Partnerships 2015", July 2015
2) Bloomberg Data, February 2016
3) REIT.com "REIT Industry Financial Snapshot", January 2016, includes only equity REITs
4) U.S. Capital Advisors "USCA Weekly MLP Update", February 29, 2016

Capital Link MLP Investing Forum | March 3, 2016 CorEnergy Infrastructure Trust (NYSE: CORR) | 4

     Diversification Across the Energy Value Chain   UPSTREAM MIDSTREAM DOWNSTREAM     SWD facilities    Portland Terminal    Pinedale LGS    Omega Pipeline    MoGas Pipeline    Grand Isle Gathering System

 GIGS terminal  Portland Terminal: MLP as Tenant  39-acre terminal to receive, store and deliver heavy and refined petroleum products84 tanks with 1.5 million barrels of storage capacity; loading for ships, rail and trucksTriple net operating lease with Arc Terminals; 15-year initial term, 5-year renewals Acquired for $40 million and financed $10 million in expansion projects

 MoGas Interstate Pipeline: LDCs as Tenants  GIGS terminal  263-mile pipeline connecting natural gas supplies to Missouri utilitiesCritical pipeline with 97% of revenues from firm transportation contractsHeld as taxable company; subject to intercompany mortgage$125 million financed through issuance of new equity and preferred

   Priority and Magnitude of CORR Rent  "A termination of the Pinedale Lease Agreement would significantly disrupt our ability to produce oil and gas from Pinedale field which would have a material adverse effect on our business, financial condition, results of operations, and cash flows.“2  Interest is single largest cash expense for tenants  Includes CorEnergy Lease Payments  1) Portion attributable to CORR Rent2) Ultra Petroleum 2015 Form 10-K3) Excluding gains, losses and impairmentsSources: UPL and EXXI Filings

Asset Growth Drives Dividend Growth

- Diversification of asset and revenue sources enhances dividend stability
- Long-term contracted revenues with potential escalators
- Dividend growth target: 3-5% annually including acquisitions and new projects
- ~1.5x coverage ratio of AFFO to dividend allows for debt repayment and capital reinvestments

Recurring and Sustained Performance



Total Assets
(Dollars in millions)
$284
$444
$690
2013
2014
Q3 2015



Dividends Per Share2
(Annualized, in dollars)
$3.10
$3.00
$2.90
$2.80
$2.70
$2.60
$2.50
$2.40
$2.30
$2.20
$2.50
$2.60
$2.70
$3.00
2013
2014
1H15
3Q15

(2) Exit dividend for each fiscal period, annualized, adjusted for reverse stock split

Capital Link MLP Investing Forum | March 3, 2016 CorEnergy Infrastructure Trust (NYSE: CORR) | 9

Adequate Liquidity for Anticipated Needs  Capitalization   Preferred to Total Equity Ratio: Adjusted ratio of 13%, below our 33% target  Financing Ratios Remain Well Below Targets  Total Debt to Total Capitalization Ratio: Adjusted ratio of ~34%, within our target range of 25-50%  Three Publicly Traded Financial Instruments  7% Convertible Notes7 3/8% Preferred Series A Common Shares

 Concluding Remarks  Direct access to critical energy infrastructure for institutional, retail, tax exempt, and non-US investorsLong-term leases with predictable base rents, adjusted annually for inflationRent payments to CORR have high priority and are usually reflected as “field-level” operating expensesManagement team with deep experience in the energy industryA record of dividend growth and a “pipeline” of opportunities

 For more information please visit our website at corenergy.corridortrust.comOr contact Investor Relations directly at: 877-699-CORRinfo@corridortrust.com

 Appendix

 Non-GAAP Financial Measures:  FFO/AFFO Reconciliation

 Non-GAAP Financial Measures:  FFO/AFFO Reconciliation*   1.10    11,924,148    1.10                        0.47  0.39  0.47  0.39  *Adjusted for reverse stock split  0.74  0.74  1.79  1.79  0.80  0.80  0.79  0.79  11,924,148  6,328,370  10,266,380  6,218,074  6,328,370  10,266,380  6,218,074    1.83  1.83  2.53  2.53  2.20  2.20  2.32  2.32  2.47  2.47

 Non-GAAP Financial Measures:  Contribution Margin1

 Non-GAAP Financial Measures:  Contribution Margin1  (1) Equals Total Lease Revenue, Security Distributions, Financing Revenue and Operating Results in the MD&A of Forms 10-K and 10-Q. Reconciliation on slides 15-16.

 Non-GAAP Financial Measures:  Fixed-Charges Coverage